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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

        We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 33-74160, 33-81114, 33-81126, 33-80385, 33-80387,
and 33-80395 of Vesta Insurance Group, Inc. and subsidiaries of our report dated March 1, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

                                        /s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 29, 2001